POWER OF ATTORNEY

We, the undersigned trustees and officers of the Lincoln Variable Insurance Products Trust (the “Trust”), hereby severally constitute and appoint Benjamin A. Richer, Jennifer M. Matthews, William P. Flory, Jr., Samuel K. Goldstein, Esq., and Ronald A. Holinsky, Esq. as our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, the Trust Registration Statement on Form N-14 and any amendments or other documents related thereto (collectively, the “Documents”) with regard to the proposed reorganizations listed on Exhibit A, attached hereto, to be filed with the Securities and Exchange Commission on behalf of the Trust, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to the Documents. This Power of Attorney was signed by us to be effective December 27, 2023.

Signature	Title

/s/ Jayson R. Bronchetti
Jayson R. Bronchetti	Chairman of the Board of Trustees
President
(Principal Executive Officer)

/s/ William P. Flory, Jr.
William P. Flory, Jr.	Chief Accounting Officer
(Principal Accounting Officer and Principal Financial Officer)

/s/ Steve A. Cobb
Steve A. Cobb	Trustee

/s/ Ken C. Joseph
Ken C. Joseph	Trustee

/s/ Barbara L. Lamb
Barbara L. Lamb	Trustee

/s/ Gary D. Lemon
Gary D. Lemon	Trustee

/s/ Thomas A. Leonard
Thomas A. Leonard	Trustee

/s/ Charles I. Plosser
Charles I. Plosser	Trustee

/s/ Pamela L. Salaway
Pamela L. Salaway	Trustee

/s/ Manisha Thakor
Manisha Thakor	Trustee

/s/ Brian W. Wixted
Brian W. Wixted	Trustee

/s/ Nancy B. Wolcott
Nancy B. Wolcott	Trustee

Exhibit A

PROPOSED REORGANIZATIONS
Acquired Funds	Acquiring Funds

VP Balanced Fund	LVIP American Century Balanced Fund

VP Capital Appreciation Fund	LVIP American Century Capital Appreciation Fund

VP Disciplined Core Value Fund	LVIP American Century Disciplined Core Value Fund

VP Inflation Protection Fund	LVIP American Century Inflation Protection Fund

VP International Fund	LVIP American Century International Fund

VP Large Company Value Fund	LVIP American Century Large Company Value Fund

VP Mid Cap Value Fund	LVIP American Century Mid Cap Value Fund

VP Ultra Fund	LVIP American Century Ultra Fund

VP Value Fund	LVIP American Century Value Fund